american
community newspapers

Flower Mound Leader
Star
Lightning strikes local business
'Tiniest Angels' remembered Sunday
Gazette
Rental Housing Stock Is Declining
Today
alled To Service
Hilliard
Northwest News
Mill Run residents seek grocery, not warehouse
Patriot
courier-gazette
Commissioners like proposal from NTTA
Board approves new principals for elementaries
Lightning strikes house

American Community Newspapers Inc.

ThinkEquity Partners LLC 5th Annual Growth Conference
September 17, 2007

In the community, With the community,
For the community.

Safe Harbor

This presentation may contain forward–looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about
American Community Newspapers Inc. (formerly known as Courtside Acquisition Corp.) (“ACN Inc.”), American Community Newspapers LLC
(“ACN LLC”) and their combined business after completion of the acquisition of the business and assets of ACN LLC by ACN Inc.  Forward–
looking statements are statements that are not historical facts.  Such forward–looking statements, based upon the current beliefs and expectations of ACN Inc.’s management, are subject to risks and uncertainties which could cause actual results to differ from the forward-
looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward–looking statements: economic and demographics of the local communities ACN Inc. serves; paper costs; fluctuations in customer demand; shifting of traditional media spending from print to new media; ability to find, effectuate and integrate acquisitions; impact of significant indebtedness;
declining circulation; seasonality; environmental and employee and safety issues; reliance on key personnel or inability to attract qualified personnel; as well as other relevant risks detailed in ACN Inc.’s filings with the Securities and Exchange Commission (“SEC”)
(http://www.sec.gov), including its prospectus dated June 30, 2005, its annual report on Form 10-K for the year ended December 31, 2006, its quarterly reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, its definitive proxy statement dated June 15, 2007 and its other filings with the SEC.  The information set forth herein should be read in light of such risks.

ACN LLC’s financial information was prepared by ACN LLC as a private company, and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  Such financial information included herein does not conform to SEC
Regulation S–X.  Accordingly, such historical information has been adjusted and presented differently in ACN Inc.’s proxy statement to solicit stockholder approval of the acquisition of the business and assets of ACN LLC.  Furthermore, this presentation includes certain financial information (EBITDA, Adjusted EBITDA and Newspaper Cash Flow) not presented in accordance with GAAP.  Accordingly, such information may be materially different as presented in ACN Inc.’s proxy statement which was used to solicit stockholder approval of the transaction.   ACN
Inc. believes that the presentation of these non-GAAP measures provide information that is useful to investors as it indicates more clearly the ability of ACN Inc. to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due.
EBITDA and Adjusted EBITDA were derived by taking earnings before interest, taxes, depreciation and amortization and public company costs as adjusted for certain one-time non-recurring items and exclusions.  Newspaper Cash Flow was derived by taking earnings before corporate expenses, interest, taxes, depreciation and amortization and public company costs as adjusted for certain one-time non-recurring items and exclusions.  In calculating EBITDA, Adjusted EBITDA and Newspaper Cash Flow and other financial information contained herein, acquisitions
(and a disposition) have been presented as if the acquisitions (and disposition) were made as of the first day of the earliest fiscal year presented, except as otherwise indicated .  The historical financial information included in this presentation is not indicative of the future performance of ACN Inc.  ACN Inc. assumes no obligation to update the information contained in this presentation.

American Community Newspapers Inc.

SUN GAZETTE

Raphael Wins Nod For School Board Seat

County Board OK's 2 Rosslyn Towers

FLOWER MOUND LEADER

Star

Lightning strikes local business

"Tiniest Angels" remembered Sunday

Today

Developers' High-Tech Offerings Now Raising Ire Of Residents

Despite Drizzle, Youth Fest Draws Crowd

SUN FOCUS

Lightning strikes basketball court at Edgewood

TODAY

High School Advances

INSIDE

american community newspapers

Investment Rationale

Differentiated and proven business model

Best in class assets

Multiple growth opportunities

Strong financial profile - outperforming the industry and solid free cash flow generation

Experienced, dedicated management team and workforce

American Community Newspapers Inc.

Newspaper Industry – What You Are Hearing

Old media industry whose business model is crumbling

Continued weakness in advertising environment

Shrinking circulation and reach

Operating margins under pressure – cost cutting not enough

Internet initiatives too little, too late

No near-term story: what is the future?

American Community Newspapers Inc.

Why ACN is Different

Outperforming the industry

Strategically clustered, pure-play platform with market-leading positions

Affluent, desirable and high growth demographics in each market

Controlled direct to home distribution to highly penetrated targeted markets

Virtually exclusive source of intensely local content and advertising which is highly valued by consumers

Mainstay of the community and less sensitive to macroeconomic issues

Source: Public companies’ filings, Wall Street research reports

American Community Newspapers Inc.

SNA
Suburban Newspapers of America

Belden
Associates

american
community newspapers

Highlights of the Power of the Community Newspaper Platform(1)

… and are generally more affluent,
more educated and have better jobs
than metro audiences

Median household income in
suburban markets is 68% higher
than the national average

70% of readers are college educated

80% of readers own their own home

86% of adults are interested in
community news

60% of adults turn to community
newspapers first for local news,
events and sports

51% of readers turn to community
newspapers for local shopping ads
vs. 28% for metro newspapers

Study results

Statistical highlights for ACN’s Readers (2)

(1)

Suburban Newspapers of America and SNA/Belden study conducted in 2006

(2)

Excludes Columbus Cluster

Readers in suburban communities
have strong interests in community
news…

American Community Newspapers Inc.

ACN is a Best-in-Class Asset

An industry leader in profitability metrics

Operates in affluent, desirable, high growth demographics

Tight cluster strategy provides opportunity to realize synergies from cross-selling opportunities and significant cost efficiencies

Solidified a leading position in delivering proprietary online content in its markets

Management team with successful operating and acquisition track record

American Community Newspapers Inc.

Who We Are

American Community Newspapers Inc.

Daily newspapers:

Weekly newspapers:

Niche publications:

Circulation:

2006 Revenue(1):

2006 NCF (1):

2006 NCF margin (1):

Northern
Virginia

—

4

4

219,000

Total

3

83

14

1,386,000

$76.8mm

$18.4mm

24.0%

ACN is a leading community
newspaper publisher with operations
in four attractive major U.S. markets

Dallas

2

14

298,000

Minneapolis

1

43

—

457,000

Columbus

—

22

4

412,000

(1) Pro forma for Columbus Cluster acquisition as if it occurred on the first day of the period

American Community Newspapers Inc.

$144,900

$44,400

$81,400

$70,000

$55,400

Columbus

Minneapolis

Dallas

Northern

Virginia

U.S.

Average

Among the Fastest Growing and Most Affluent Markets in the
U.S.

(1) Statistics from Sales & Marketing Management 2005 Survey of Buying Power

(2) Statistics are for ACN’s readers from SNA-Belden 2006 Research Study and the Media Audit – International Demographics

Minneapolis Cluster (Minneapolis – St. Paul MSA)

12th highest median household effective buying income
(EBI) nationally

12th largest retail market with $74.2 billion in retail sales

Dallas Cluster (Dallas – Fort Worth MSA)

17th highest median household EBI nationally

7th largest retail market with $106.7 billion in retail sales

Over 30% of Texas retail sales in Dallas-Fort Worth
area

Northern Virginia Cluster (Washington, DC MSA)

2nd highest median household EBI nationally

8th largest retail market with $89.5 billion in retail sales

Columbus Cluster (Columbus, OH MSA)

31st highest median household EBI nationally

28th largest retail market with $29 billion in retail sales

U.S.
average

Median Household Income (2)

Key Market Statistics (1)

American Community Newspapers Inc.

ACN’s Newspapers are Local Community Focused

ACN focuses on local news that is consistently overlooked by metro newspapers, radio stations and television including:

Local city council and government

School districts, high school sports and youth sports

Special editorial sections relevant to the community

Festivals, events and calendars

Local police, fire and rescue

Local businesses

Each of ACN’s community newspapers mirror the goings-on and happenings for that local audience; ACN has more local news gatherers than its direct competitors in many of its markets

High quality publications that have won awards for the Best Weekly Newspaper in the
U.S. as well as over 100 awards for design, editorial and general excellence

U.S. Best Non-Daily Newspaper over 10,000 circulation – First Place, 2006 –
Eden Prairie Sun Current (1)

Best Weekly Website, 2007 – Monticello Times (2)

(1)

Inland Press Foundation

(2)

Minnesota Newspaper Association

American Community Newspapers Inc.

BURNSVILLE SENIOR HIGH SCHOOL

american community newspapers

ACN is an Integral Part of the Communities it Serves

American Community Newspapers Inc.

ACN has Aggressively Built its Internet Presence

ACN’s Internet portal provides unique, localized content that effectively increases “editions” through online breaking news, while increasing reach beyond printed products

Successful implementation of new online features:

Video news and sports coverage

Video retail advertisements

Blogging initiatives

User-generated content

Exceptional customer acceptance during 2006, as demonstrated by the following growth metrics(1):

Visits per month increased by approximately 300%

Page views increased by more than 200%

Revenue increased by 210% year-over-year reaching approximately 2% of ACN’s revenue in
2006

Over the last twelve months, ACN has solidified a leading position in delivering local content through online media expansion

(1) Excludes Columbus Cluster

American Community Newspapers Inc.

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44 community newspapers
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FAIRVIEW
In The Community, With The Community, For the Community
COMMUNITY NEWS | SPORTS | ENTERTAINMENT | CLASSIFIEDS | LOCAL SHOPPING | Jobs • Cars • Homes
Monday, May 7, 2007
BREAKING NEWS
Bloomington girl, 14, critically injured in megamall attack
A 14-year-old Bloomington girl was in critical condition Saturday evening, May 5, after she was attacked at the Mall of America by another 14-year-old wielding a razor, police said.
Local News Update
Bloomington man found after wandering away from Creekside Community Center
Members of a Bloomington family were relieved to learn that 82-year-old Francis Kamisato had turned up with only minor injuries 11 hours after he wandered away from Creekside Community Center.
Man charged in Bloomington home break-in, assault
Bloomington man accused of assault, making threat
NEWS:
Apple Valley proclaims May as Poppy Month
Ever see people donning those little red flowers and wonder what they're for?
Waiting game begins in New Hope
Minnetonka City Council targets temporary structures
'History detective' to discuss new book at Lakeville library
Carver County attorney appointed to judgeship
The Final Journey
Need a ride in Osseo? Try the trolley
Proposed transmission line to run along I-94
STAFF BLOGS:
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Three editors and a 'chick flick'
Bethany's Blog »
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American Community Newspapers Inc.

Experienced, Industry-Leading Management Team

Joined ACN in December 2001

13 years of publishing experience

Prior work experience:

CEO, Southern Division,  Brown Publishing

VP of Sales and Marketing, Trinity Holdings

President of Profits Through Marketing

EVP of Arundel Communications

Exec. Sales Director, Cincinnati Suburban Press

Board affiliations:  Board of Suburban Newspapers of
America and former Board member of Village Voice
Media

Prior work experience:

EVP and CFO,  Novo Networks

Co-founder of Marcus and Partners

VP, Strategic Development of AMFM

SVP, Finance/Corp. Development for Marcus Cable

Director of Finance/Development, Crown Media

Board affiliations: Former Board member of the Texas
Community Newspaper Association

Prior work experience:

Group Advertising and Marketing Director for Brown
Publishing

Publisher of The Morning Journal (Trinity Holdings)

Advertising Manager for the Battle Creek Enquirer
(Gannett)

Prior work experience:

Group Publisher of Greater Kansas City Community
Newspapers (News Press-Gazette Company)

Group Publisher of Sun Publications (ACN)

Publisher of Times Herald (Bradford Publishing)

Various positions with Thomson Newspapers

Prior work experience:

Publisher of Sun Gazette Newspapers

Advertising Director of The Journal Newspapers

Prior work experience:

General Manager of Pennysaver Publications

Held numerous positions including Accounting
Manager, VP of Operations and VP of
Classifieds

Instrumental in growing Pennysaver circulation
from 16,000 to 780,000

Gene Carr

Chairman and

Chief Executive Officer

Joined ACN in August 2001

28 years of publishing experience

Joined ACN in May 2002

20 years of financial / media
experience

Dan Wilson

Chief Financial Officer

Jeff Coolman

VP of Sales and Group
Publisher of Minneapolis
Newspaper Group

Donna Talla

Group Publisher of
Northern Virginia
Newspaper Group

Bill Weaver

Group Publisher of Dallas
Newspaper Group

Joined ACN in January 2007

31 years of publishing experience

Joined ACN in August 2005

12 years of publishing experience

Roy Biondi

VP and Group Publisher of
Columbus Newspaper
Group

Rejoined ACN in May 2007
(ACN’s former Kansas City Group
Publisher)

21 years of publishing experience

American Community Newspapers Inc.

Multi-Faceted Growth Strategy

Organic Growth

Strategic Add-on Acquisitions

New Cluster Acquisitions

American Community Newspapers Inc.

Multi-Faceted Growth Strategy – Organic Growth

Continue to strengthen position as a leading provider of local print and online content

Capture a larger number of local and major national advertisers through increased calls, training and territory staffing

Continue to develop new products and enhance ACN’s existing
products in order to increase the value proposition for both
ACN’s advertisers and ACN’s readers

Further the monetization of accelerating growth in traffic to
ACN’s websites through the launch of complementary products
and potential partnerships with major web players

Capitalize on market household growth

American Community Newspapers Inc.

Multi-Faceted Growth Strategy - Acquisitions

Strategic
Add-ons

New
Clusters

Large and fragmented marketplace = acquisition opportunities

Expansion opportunities in contiguous markets to further leverage clustered platform

Leverage scale and clustering advantage to increase revenue and
EBITDA growth

Available capacity in existing press facilities

Expanded advertising packages and greater zoning options

Efficiencies from centralized back office functions

New stand-alone clusters in similarly attractive suburban markets

Columbus

Non-auction opportunities successfully identified and executed

Access to public currency will facilitate future acquisitions

American Community Newspapers Inc.

Successful Track Record of Acquisitions

Add-on acquisitions leverage ACN’s existing operating platform delivering significant cash flow synergies contributing to reduction in purchase multiples

Dallas

McKinney Courier-Gazette,
July 2005

Group of one daily, one
weekly and other niche
publications located in
McKinney, Texas

Pre Acquisition
Revenue: $2.8mm

Circulation: 43,000

Minneapolis

Northern Virginia

Monticello Times, May 2005

Group of one paid
weekly and one free
weekly publications
located in Monticello,
Minnesota

Pre Acquisition
Revenue: $1.6mm

Circulation: 29,000

Suburban Washington
Newspapers / Sun Gazette,
August 2005

Group of two weekly
and two monthly
publications located
principally in Fairfax and
Loudoun County
Virginia

Pre Acquisition
Revenue: $3.2mm

Circulation: 105,000

Amendment One / Leesburg
Today, March 2006

Group of one weekly,
one monthly and one
quarterly publications
located  in Loudoun
County Virginia

Pre Acquisition
Revenue: $5.6mm

Circulation: 94,000

Columbus

CM Media, Inc.

Group of 22 weekly
newspapers and 4 niche
publications in and
around the Columbus
metropolitan area

Pre-acquisition
revenue: $23.3mm

Circulation: 412,000

American Community Newspapers Inc.

CAGR 7.0%
($ in millions)

CAGR 17.2%
($ in millions)

CAGR 18.7%
($ in millions)

american community newspapers

NCF

Revenue Growth

$0

$10

$20

$30

$40

$50

$60

2003

2004

2005

2006

$0

$2

$4

$6

$8

$10

$12

$14

$16

2003

2004

2005

2006

$0

$2

$4

$6

$8

$10

$12

$14

2003

2004

2005

2006

Historical Financial Overview (1)

($ in thousands)

2003

2004

2005

2006

(2)

CAGR (03-06)

Revenue

$43,703

$46,606

$49,805

$53,506

7.0%

          % Growth

6.6%

6.9%

7.4%

Newspaper Cash Flow

$8,940

$9,919

$11,258

$14,405

17.2%

          Margin

20.5%

21.3%

22.6%

26.9%

          % Growth

11.0%

13.5%

28.0%

Adjusted EBITDA

$7,735

$8,886

$10,162

$12,923

18.7%

          Margin

17.7%

19.1%

20.4%

24.2%

          % Growth

14.9%

14.4%

27.2%

American Community Newspapers Inc.

EBITDA Growth

(1)

Each year pro forma for all completed acquisitions excluding Columbus Cluster which was acquired on April 30, 2007

(2)

2006 has one less week than 2005.  When the effect of this week is removed, revenue grew 8.6%

Long-Standing Client Relationships Drive Revenue

Over 40,000(1) individuals and businesses advertise in ACN’s publications

ACN top 20 advertisers contributed 7.3% of 2006A(1) revenues

Limited reliance on circulation revenue

2006A Revenue Breakdown (1)

Print

Advertising

92%

Circulation

4%

Internet

2%

Other

2%

(1) Excludes Columbus Cluster

American Community Newspapers Inc.

First Half 2007 Financial Results

(1) Excludes impact of acquisitions made in the current or prior year.

Six Months Ended

($000s)

July 1, 2007

July 2, 2006

GAAP

Same Property

Revenues:

Advertising

28,852

$

23,793

$

Circulation

1,081

950

Commercial printing and other

717

428

     Total revenue

30,650

25,171

21.8%

1.2%

Operating costs and expenses:

Operating costs

13,118

10,577

Selling, general and administrative

9,237

7,915

Newspaper cash flow

8,295

6,679

24.2%

8.9%

NCF margin

27.1%

26.5%

Corporate expense

768

760

EBITDA

7,527

$

5,919

$

27.2%

11.7%

EBITDA margin

24.6%

23.5%

Y/Y Percent Change

(1)

American Community Newspapers Inc.

Summary

Pure-play community newspaper platform

Strategically clustered market-leading positions in attractive markets, offering a tremendous value proposition for advertisers

Successful track record of acquiring and integrating new assets as well as growing organically

Strong financial profile - outperforming the industry and solid free cash flow generation

Significant opportunities for future growth

Experienced, dedicated, successful management team and
workforce

American Community Newspapers Inc.

American Community Newspapers Inc.

ThinkEquity Partners LLC 5th Annual Growth Conference
September 17, 2007

In the community, With the community,
For the community.

Appendix

American Community Newspapers Inc.

MINNESOTA
WISCONSIN
Rockford Area News
Monticello Times and Shopper
Plymouth East/West– Sun Sailor
Champlin–Dayton Press
ANOKA COUNTY
Blaine & Springlake Park–Sun Focus
North Crow River News
HENNEPIN COUNTY
Brooklyn Park– Sun Post
Brooklyn Centre– Sun Post
WASHINGTON COUNTY
Stillwater Evening Gazette/Valley Life
SHERBOURNE COUNTY
WRIGHT COUNTY
South Crow River News
Osseo–Maple Grove Press
Fridley/Columbia Heights–Sun Focus
Delano Eagle
New Hope/ Golden Valley– Sun Post
New Brighton/Mounds View–Sun Focus
Wayzata/Orono/Long Lake–Sun Sailor
East/West Minnetonka– Sun Sailor
Robbinsdale/ Crystal– Sun Post
Roseville/Falcon Heights– Sun Focus
Watertown–Carver County News
The Laker
RAMSEY COUNTY
CARVER COUNTY
St. Louis Park– Sun Sailor
Hopkins– Sun Sailor
Edina– Sun Current
West St. Paul/ Mendota Heights
The Pioneer
Gold Miner
Richfield–Sun Current
Waconia Patriot
Excelsior/Shorewood/ Chanhassen–Sun Sailor
Eagan–Sun Current
DAKOTA COUNTY
South St. Paul/Inver Grove Heights–Sun Current
Eden Prairie– Sun Current
Bloomington Sun Current
Apple Valley/ Rosemount– Sun Current
Northwood/Young America Times
SCOTT COUNTY
Burnsville/Savage– Sun Current
Carver–Carver County News
Lakeville– Sun Current
I-35
Main office
Production
Sales/Editorial
Newspaper operations
Minneapolis–St. Paul International Airport
Major universities
Mall of America

american community newspapers

Minneapolis

American Community Newspapers Inc.

Detailed Market Profile - Minneapolis

Note: Map does not show two newspaper operations in Albany and Melrose, MN, which are located northwest of St. Cloud, MN

Dallas

Detailed Market Profile - Dallas

American Community Newspapers Inc.

The Celina Record

Little Elm Journal

McKinney Courier-Gazette

Penny Saver

The Allen American

Plano Insider

Plano Star Courier

Rowlett Lake Shore Times

The Mesquite News

Carrollton Leader

Coppell Gazette

Southlake Times

Flower Mound Leader

Lewisville Leader

The Colony Leader

The Frisco Enterprise

Little Elm

Flower Mound

Frisco

McKinney

Allen

Plano

Rowlett

Carrollton

Southlake

Celina

Mesquite

Dallas

The Colony

Lewisville

DALLAS
COUNTY

DENTON
COUNTY

COLLIN
COUNTY

ROCKWALL
COUNTY

A

U

U

U

U

Main office

Production

Sales/Editorial

Dallas Fort Worth
International Airport

Major Universities

A

U

Main office
Sales/Editorial

american
community newspapers

Northern Virginia

Detailed Market Profile – Northern Virginia

LOUDOUN
COUNTY

FAIRFAX
COUNTY

PRINCE
WILLIAM
COUNTY

Middleburg

South Riding

Dulles

Ashburn

Leesburg

Manassas

Clifton

Centreville

Manassas
Park

Great Falls

Tysons
Corner

McLean

Arlington

Alexandria

Falls
Church

Springfield

Burke

Chantilly

Herndon
Reston

Vienna

Oakton

Fairfax

Washington,
DC

Leesburg Today

Loudoun Magazine

Loudoun Business

Great Falls / McLean / Oakton
/ Vienna Sun Gazette

Arlington Sun Gazette

Middleburg Life

Parent Life

Ashburn Today

American Community Newspapers Inc.

Columbus

Bexley News

Big Walnut News

The Booster

The Times

Delaware News

Dublin News

Gahanna News

German Village
Gazette

Grove City News

Hilliard
Northwest News

New Albany
News

Northwest
Columbus News

Olentangy
Valley News

Pickerington
Times-Sun

Reynoldsburg
News

Tri-village News

Westerville
News & Public
Opinion

Westland News

Whitehall News

Worthington
News

Upper Arlington
News

Northland News

Detailed Market Profile - Columbus

American Community Newspapers Inc.

Production & Administration

Mount Liberty

Delaware

New Albany

Plain City

Orange

Pleasant

Corners

Obetz

Grandview heights

Groveport

Pickerington

Whitehall

Powell

Bexley

Reynoldsburg

Hilliard

Gahanna

Westerville

Upper Arlington

Dublin

ACN’s Publications by Region

Minneapolis

www.mnsun.com

Apple Valley / Rosemount Sun Current

Bloomington Sun Current

Brooklyn Center Sun Post

Brooklyn Park Sun Post

Burnsville / Savage Sun Current

Eagan Sun Current

East Minnetonka Sun Sailor

Eden Prairie Sun Current

Edina Sun Current

Excelsior / Shorewood / Chanhassen Sun Sailor

Blaine / Spring Lake Park Sun Focus

Fridley / Columbia Heights Sun Focus

New Brighton / Mounds View Sun Focus

Roseville / Falcon Heights Sun Focus

New Hope / Golden Valley Sun Sailor

Plymouth East Sun Sailor

Plymouth West Sun Sailor

Richfield Sun Current

Robbinsdale / Crystal Sun Post

Hopkins Sun Sailor

Lakeville Sun Current

South St. Paul / Inver Grove Heights Sun Current

St. Louis Park Sun Sailor

Wayzata / Orono / Long Lake Sun Sailor

West Minnetonka / Deephaven Sun Sailor

West Saint Paul / Mendota Heights Sun Current

Stillwater Evening Gazette

The Valley Life

Champlin / Dayton Sun Press

Delano Eagle Sun Press

North Crow River Sun Press

Osseo / Maple Grove Sun Press

Rockford Area News Sun Press

South Crow River Sun Press

Stearns-Morrison Enterprise

Melrose Beacon

Carver County News

Gold Miner

Minneapolis (Cont’d)

Norwood Young America Times

The Laker

The Pioneer

Waconia Patriot

Monticello Times

Monticello Shopper

Dallas

www.scntx.com

Plano Star Courier

Plano Insider

Allen American

McKinney Courier-Gazette

Frisco Enterprise

Celina Record

Mesquite News

Rowlett Lakeshore Times

Little Elm Journal

Lewisville Leader

Flower Mound Leader

Coppell Gazette

The Colony Leader

Carrollton Leader

Southlake Times

Penny Saver

North Texas Life

Stonebridge Life

All About Frisco

All About Coppell

All About Flower Mound

Lantana

Northern Virginia

Leesburg Today - www.leesburgtoday.com

Ashburn Today - www.ashburntoday.com

Loudoun Magazine - www.loudounmagazine.com

Loudoun Business - www.loudounbusiness.com

Arlington Sun Gazette - www.sungazette.net

Great Falls / McLean / Oakton / Vienna Sun Gazette

Middleburg Life - www.middleburglife.net

Parent Life - www.nvparentlife.com

Columbus

www.snponline.com

Bexley News

Big Walnut News

The Booster

The Times

Delaware News

Dublin News

Gahanna News

German Village Gazette

Grove City News

Hilliard Northwest News

New Albany News

Northland News

Northwest Columbus News

Olentangy Valley News

Pickerington Times-Sun

Reynoldsburg News

Tri-Village News

Upper Arlington News

Westerville News & Public Opinion

Westland News

Whitehall News

Worthington News

Columbus Monthly Magazine -
www.columbusmonthly.com

The Other Paper - www.theotherpaper.com

C.E.O. Magazine - www.columbusceo.com

Columbus Bride - www.columbusbride.com

Note: Boldface indicates recent acquisitions

American Community Newspapers Inc.

The Courtside/ACN Transaction

Asset purchase agreement signed January 24, 2007 and closed on July 2, 2007

ACN acquired certain assets of CM Media, Inc. – new ACN Columbus Cluster – on April 30, 2007

Terms of the transaction:

Purchase of assets for $206.8 million, including working capital adjustments

ACN management purchased and holds $1.0 million of stock, approximately 176,000 shares and signed four year employment agreements

Senior credit facility of $125.0 million, with $13.5 million revolving credit availability after closing

Contingent payments

A range of $1 million to $15 million earnout with 2008 newspaper cash flow (“NCF”) ranging from $19 million to $21 million

$10 million payable to sellers if stock price is at least $8.50 for a specified period by July
2009

Pro forma capitalization:

Senior Debt

111,500,000

$

Mezzanine Debt

30,000,000

Preferred Stock

4,219,300

Cash on Hand

(750,000)

Net Debt / Preferred

144,969,300

$

Outstanding Common Shares

14,620,945

Share Price - September 7, 2007

4.20

$

Market Capitalization

61,407,969

$

Enterprise Value

206,377,269

$

American Community Newspapers Inc.

As of July 2, 2007

2006 Financial Overview Pro Forma for Columbus

($ in thousands)

ACN

Columbus

2006A

2006A

2006PF

(1)

Revenue

$53,506

$23,252

$76,758

          % Growth

Newspaper Cash Flow

$14,405

$4,025

$18,430

          Margin

26.9%

17.3%

24.0%

          % Growth

Adjusted EBITDA

$12,923

$4,025

$16,948

          Margin

24.2%

17.3%

22.1%

          % Growth

31.1%

American Community Newspapers Inc.

(1)

Pro forma for Columbus Cluster acquisition

Reconciliations

Reconciliation of Net Income to EBITDA - Unaudited ($000s)

Six Months Ended

July 1, 2007

July 2, 2006

Net income

2,235

$

1,731

$

State taxes (non income)

-

45

Interest expense

3,308

2,461

Depreciation and amortization

1,984

1,682

     EBITDA

7,527

$

5,919

$

Reconciliation of Net Income to Newspaper Cash Flow - Unaudited ($000s)

Six Months Ended

July 1, 2007

July 2, 2006

Net income

2,235

$

1,731

$

State taxes (non income)

-

Interest expense

3,308

2,461

Depreciation and amortization

1,984

1,682

Corporate expense

768

     Newspaper Cash Flow

8,295

$

6,679

$

American Community Newspapers Inc.